Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PROVIDENT FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 6, 2004

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Provident Financial Holdings, Inc. to be held at the Riverside Art Museum, located at 3425 Mission Inn Avenue, Riverside, California, on Thursday, November 18, 2004, at 11:00 a.m., local time.

        The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to appropriate questions from shareholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                                                                            Sincerely,

                                                                                            /s/ Craig G. Blunden
                                                                                            Craig G. Blunden
                                                                                            President and Chief Executive Officer

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PROVIDENT FINANCIAL HOLDINGS, INC.
3756 Central Avenue
Riverside, California 92506
(951) 686-6060

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On November 18, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Provident Financial Holdings, Inc. ("Company") will be held at the Riverside Art Museum, located at 3425 Mission Inn Avenue, Riverside, California, on Thursday, November 18, 2004, at 11:00 a.m., local time, for the following purposes:

(1)	To elect three directors to serve for a term of three years;

(2)	To approve the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending June 30, 2005; and

(3)	To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

Note: The Board of Directors is not aware of any other business to come before the meeting.

        Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on September 22, 2004 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                                            /s/ Donavon P. Ternes
                                                                            DONAVON P. TERNES
                                                                            Secretary

Riverside, California
October 6, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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PROXY STATEMENT
OF
PROVIDENT FINANCIAL HOLDINGS, INC.
3756 Central Avenue
Riverside, California 92506

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 18, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Provident Financial Holdings, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company ("Annual Meeting"). The Company is the holding company for Provident Savings Bank, F.S.B. ("Bank"). The Annual Meeting will be held at the Riverside Art Museum, located at 3425 Mission Inn Avenue, Riverside, California, on Thursday, November 18, 2004, at 11:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about October 6, 2004.

VOTING AND PROXY PROCEDURE

        Shareholders Entitled to Vote. Shareholders of record as of the close of business on September 22, 2004 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of the close of business on the Voting Record Date, the Company had 6,993,029 shares of Common Stock issued and outstanding.

        If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

        Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

        Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendation of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director, and FOR the approval of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending June 30, 2005.

        The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

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        Approval of the appointment of independent auditors requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

        Proxies; Revocation of a Proxy. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, and FOR the approval of the appointment of Deloitte & Touche, LLP as independent auditors.

        Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

        If your Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        Participants in the Provident Savings Bank ESOP. If a shareholder is a participant in the Provident Savings Bank, F.S.B. Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock as of the close of business on the Voting Record Date.

        The following table also sets forth, as of the close of business on the Voting Record Date information as to the shares of Common Stock beneficially owned by (a) each current director of the Company and each of management's nominees for director, (b) each of the executive officers named in the Summary Compensation Table ("named executive officers") and (c) all executive officers and directors of the Company as a group.

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	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Beneficial Owners of More Than 5%

Provident Savings Bank, F.S.B.	816,387	11.67%
Employee Stock Ownership Plan Trust

Neuberger Berman, Inc.	395,797 (2)	5.66
605 Third Avenue
New York, New York 10158

Thomson Horstmann & Bryant, Inc.	574,050 (3)	8.21
Park 80 West, Plaza One
Saddle Brook, New Jersey 07663

Jeffrey L. Gendell	684,000 (4)	9.78
Tontine Partners, L.P.
Tontine Management L.L.C.
Tontine Financial Partners L.P.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

Wellington Management Company L.L.P.	483,075 (5)	6.91
75 State Street
Boston, Massachusetts 02109

Directors

Joseph P. Barr	32,637	*
Bruce W. Bennett	32,446 (6)	*
Debbi H. Guthrie	59,476 (7)	*
Seymour M. Jacobs	135,325 (8)	1.94
Robert G. Schrader	178,560	2.55
Roy H. Taylor	86,629	1.24
William E. Thomas	32,252	*

Named Executive Officers

Craig G. Blunden**	442,889 (9)(10)	6.33
Lilian Brunner	57,651	*
Thomas "Lee" Fenn	9,900	*
Richard L. Gale	94,476	1.35
Donavon P. Ternes	107,728 (10)	1.54

All Executive Officers and	1,237,209	17.69
Directors as a Group (12 persons)

(Footnotes appear on following page)

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________
*	Less than one percent of shares outstanding.
**	Mr. Blunden is also a director of the Company.
(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP which the holders have voting power but not investment power, are included as follows: Mr. Schrader, 8,438 shares; Mr. Blunden, 10,750 shares; Ms. Brunner, 6,501 shares; Mr. Gale, 8,841 shares; Mr. Ternes, 2,115 shares; all executive officers and directors as a group, 36,645 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on the Voting Record Date through the exercise of stock options granted pursuant to the Company's 1996 Stock Option Plan: Mr. Barr, 29,475 shares; Mr. Bennett, 1,800 shares; Ms. Guthrie, 47,925 shares; Mr. Jacobs, 1,050 shares, Mr. Schrader, 900 shares; Mr. Taylor, 47,925 shares; Mr. Thomas, 1,800 shares; Mr. Blunden, 235,425 shares; Ms. Brunner, 34,650 shares; Mr. Fenn, 9,900 shares; Mr. Gale, 45,900 shares; Mr. Ternes, 55,500 shares; all executive officers and directors as a group, 512,250 shares.
(2)	Information concerning the shares owned by Neuberger Berman, Inc. as of December 31, 2003 was obtained from a Schedule 13G. According to this filing, Neuberger Berman, Inc., an investment advisor registered under the Investment Advisers Act of 1940, has sole voting power with respect to 28,650 shares, shared voting power with respect to 46,800 shares and sole dispositive power with respect to 395,797 shares.
(3)	Information concerning the shares owned by Thomson Horstmann & Bryant, Inc. as of December 31, 2003 was obtained from an amended Schedule 13G. According to this filing, Thomson Horstmann & Bryant, Inc., an investment advisor registered under the Investment Advisers Act of 1940, has sole voting power with respect to 282,975 shares and sole dispositive power with respect to 574,050 shares.
(4)	Information concerning the shares owned by Tontine Management L.L.C., Tontine Partners, L.P., Tontine Overseas Associates, L.L.C., and Tontine Financial Partners L.P as of December 31, 2003 was obtained from an amended Schedule 13G. According to this filing, Jeffrey L. Gendell, an investment advisor registered under the Investment Advisers Act of 1940, has shared voting and dispositive power with respect to these shares.
(5)	Information concerning the shares owned by Wellington Management Company, L.L.P. as of December 31, 2003 was obtained from an amended Schedule 13G. According to this filing, Wellington Management Company, L.L.P., an investment company registered under the Investment Company Act of 1940, has shared dispositive power with respect to these shares.
(6)	Includes 1,980 shares owned by Mr. Bennett's spouse.
(7)	Includes 11,250 shares owned by the Roy O. Huffman Roof Company Profit Sharing Plan. Ms. Guthrie is a trustee of the plan.
(8)	Consists of JAM Partners, L.P., JAM Managers, L.L.C., and Seymour M. Jacobs according to disclosures made in an amended Schedule 13D filed on March 30, 2004.
(9)	Includes 8,010 shares owned by Mr. Blunden's spouse.
(10)	Includes 32,760 shares of unvested restricted stock awarded to employees and directors of the Company and the Bank pursuant to the Company's 1996 Management Recognition Plan which are held in a trust for participants and which Mr. Blunden and Mr. Ternes will vote as trustees of such trust.

PROPOSAL I - ELECTION OF DIRECTORS

        The Company's Board of Directors consists of eight members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are Joseph P. Barr, Bruce W. Bennett and Debbi H. Guthrie, each of whom is a current member of the Board of Directors of the Company.

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        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. BARR AND BENNETT AND MS. GUTHRIE.

        The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

	Age as of	Year First Elected	Term to
Name	June 30, 2004	Director (1)	Expire

BOARD NOMINEES

Joseph P. Barr (3)	58	2001	2007 (2)
Bruce W. Bennett (3)	55	1993	2007 (2)
Debbi H. Guthrie (3)	53	1994	2007 (2)

DIRECTORS CONTINUING IN OFFICE

Craig G. Blunden	56	1975	2005
Seymour M. Jacobs (3)	43	2002	2005
Roy H. Taylor (3)	53	1990	2005
Robert G. Schrader	65	1995	2006
William E. Thomas (3)	55	1997	2006

_______
(1)	Includes prior service on the Board of Directors of the Bank.
(2)	Assuming the individual is re-elected.
(3)	Serves on the Nominating and Corporate Governance Committee.

        The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

        Joseph P. Barr is a Certified Public Accountant in California and Ohio and has been in public accounting for more than 35 years. He is currently a principal with Swenson Accountancy Corp., a regional assurances and business services firm, with which he has been associated since 1996. Mr. Barr currently serves as Chairman of the Audit Committee.

        Bruce W. Bennett is the President and owner of Community Care and Rehabilitation Center, a skilled nursing facility, with which he has been associated since 1973. He also serves as Chairman of Community Health Corporation and Riverside Community Hospital. Mr. Bennett currently serves on the Company's Audit Committee.

        Debbi H. Guthrie is the President and owner of Roy O. Huffman Roof Company, with which she has been affiliated since 1971. Ms. Guthrie is active in many community organizations. Ms. Guthrie currently serves on the Company's Audit Committee.

        Craig G. Blunden has been associated with the Bank since 1974 and has served as President and Chief Executive Officer of the Bank since 1991 and as President and Chief Executive Officer of the Company since its formation in 1996. Mr. Blunden also serves on the Board of Directors of the Federal Home Loan Bank of San Francisco and the Greater Riverside Chambers of Commerce.

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        Seymour M. Jacobs is the Managing Member of both Jacobs Asset Management, LLC and JAM Managers, LLC the Manager and General Partner, respectively, of both JAM Partners, LP and JAM Special Opportunities Fund, LP. The funds are private partnerships which invest primarily in financial stocks. Mr. Jacobs currently serves on the Company's Long Range Planning Committee.

        Roy H. Taylor is the President of Talbot Agency, Inc., an insurance brokerage firm, with which he has been associated since 1972. Mr. Taylor currently serves as Chairman of the Personnel/Compensation Committee and on the Long Range Planning Committee.

        Robert G. Schrader has been associated with the Bank since 1963 and served as Executive Vice President of the Bank and the Company from January 1995 and 1996, respectively, until his retirement on March 31, 2003. From 1990 through 1994, Mr. Schrader served as Senior Vice President of the Bank. Mr. Schrader served as Secretary of the Company since its formation in 1996 until his retirement in 2003.

        William E. Thomas, a principal of William E. Thomas, Inc., a Professional Law Corporation, is general counsel to a diversified group of medical groups and medical management companies in Southern California. Previously, Mr. Thomas was the founding and managing partner of a private law firm in Riverside, California. He currently serves as Chairman of the Long Range Planning Committee and on the Company's Personnel/Compensation Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 2004, the Board of Directors of the Company held 11 meetings and the Board of Directors of the Bank held 11 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

        The Board of Directors of the Company has an Audit Committee, currently consisting of Directors Barr (Chairman), Bennett and Guthrie, which is responsible for reviewing the adequacy of the Bank's system of internal accounting controls, approving the services provided by the Company's outside auditor and meeting with the Company's outside auditor to discuss the results of the annual audit and any related matters. The Audit Committee has a Charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter. In July 2004, the Board of Directors adopted a revised Audit Committee Charter to reflect the new responsibilities imposed by the Sarbanes-Oxley Act of 2002. A copy of the revised Charter is attached to this proxy statement as Appendix A. Each member of the Audit Committee is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market. In addition, Mr. Barr meets the definition of "audit committee financial expert," as defined by the Securities and Exchange Commission ("SEC"). The Audit Committee met four times during the fiscal year ended June 30, 2004.

        On September 21, 2004, the Board of Directors established a Nominating Committee for selecting the nominees for election as directors. The Committee has a Charter which specifies its obligations, a copy of which is available on the Company's website at www.myprovident.com. Each member of the Committee is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market. As the Committee was recently established, it did not meet during the fiscal year ended June 30, 2004, but it did meet on September 21, 2004 to nominate directors for election at the Annual Meeting.

        Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the Annual Meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for

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names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. Although the Company's Nominating Committee Charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by the Company's shareholders in accordance with the Company's Certificate of Incorporation. Because the Company's Certificate of Incorporation provides a process for shareholder nominations, the Committee did not feel it was necessary to provide for shareholder nominations of directors in its charter. If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Company's Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for shareholder nominations, see "Shareholder Proposals and Nominations" in this proxy statement.

        The Personnel/Compensation Committee, currently consisting of Directors Taylor (Chairman) and Thomas, is responsible for reviewing the Bank's employee benefit programs and wage and salary administration program, making recommendations to the full Board of Directors on annual salary increases and bonuses and addressing other personnel issues as they arise. The Personnel/Compensation Committee met four times during the fiscal year ended June 30, 2004.

Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings

        The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors may do so by mailing a letter marked "Confidential" to the Board of Directors, Provident Financial Holdings, Inc., 3756 Central Avenue, Riverside, California 92506. Any communication must state the number of shares beneficially owned by the shareholder making the communication. The Company does not have a policy regarding Board member attendance at annual meetings of shareholders. All eight members of the Board of Directors attended the 2003 Annual Meeting of Shareholders.

Corporate Governance

        The Company and the Bank are committed to establishing and maintaining high standards of corporate governance. The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the Nasdaq Stock Market with respect to corporate governance. The Board and its committees will continue to evaluate and improve the Company's and the Bank's corporate governance principles and policies as necessary and as required.

        Code of Ethics. On June 30, 1995, the Board of Directors adopted, and on June 24, 2004 revised, the Code of Ethics. The Code is applicable to the Company's employees, as well as the Board of Directors, Chief Executive Officer, Chief Financial Officer, Senior Management and Controller, and requires individuals to maintain the highest standards of professional conduct. A copy of the Code of Ethics is available on the Company's website at www.myprovident.com.

DIRECTORS' COMPENSATION

        Non-employee directors of the Bank currently receive a monthly retainer of $2,000 and also receive a fee of $400 for each committee meeting attended. The committee chairman receives a fee of $500. In addition, directors are covered under the Bank's policies for medical, dental and vision care. Dependent coverage is available at the Directors' own expense. Following retirement from the Board of Directors, Directors continue to receive such coverage. No separate fees are paid for service on the Board of Directors of the Company.

        During the fiscal year ended June 30, 2004, non-employee Directors Barr, Bennett, Guthrie, Taylor and Thomas each received options to acquire 6,000 shares of the Company's Common Stock under the Company's 1996 Stock Option

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Plan; non-employee Director Jacobs received options to acquire 5,250 shares of the Company's Common Stock under the Company's 1996 Stock Option Plan; and non-employee Director Schrader received options to acquire 4,500 shares of the Company's Common Stock under the Company's 1996 Stock Option Plan. These options vest at a rate of 20% per year over a five year period. In addition, non-employee Directors Barr, Bennett, Guthrie, Jacobs, Schrader, Taylor and Thomas each received options to acquire 8,500 shares of the Company's Common Stock under the Company's 2003 Stock Option Plan. These options vest at a rate of 20% per year over a five year period. Options will become immediately exercisable in the event of a change of control of the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation paid during the last three fiscal years to the Company's Chief Executive Officer and four highest paid executive officers who received salary and bonus in excess of $100,000 during the fiscal year ended June 30, 2004.

				Long-Term Compensation
				Awards
		Annual Compensation		Restricted	Securities
				Stock	Underlying	All Other
Name and Position	Year	Salary($)	Bonus ($)	Award ($)(1)	Options (#)(2)	Compensation ($)(3)

Craig G. Blunden	2004	$311,252	$208,253	$ --	66,000	$46,107
Chief Executive Officer	2003	290,423	165,756	--	--	47,490
and President	2002	276,596	81,967	--	--	35,987

Lilian Brunner	2004	$116,325	$ 40,320	$ --	18,500	$26,964
Senior Vice President-	2003	111,825	43,173	--	--	21,322
Chief Information Officer	2002	107,550	21,566	--	--	16,632

Thomas "Lee" Fenn (4)	2004	$128,872	$44,100	$ --	63,500	$11,100
Senior Vice President -
Chief Lending Officer

Richard L. Gale	2004	$ 99,996	$585,000	$ --	14,000	$34,622
Senior Vice President-	2003	99,996	585,000	--	--	30,926
Mortgage Banking	2002	99,996	585,000	--	--	22,348

Donavon P. Ternes	2004	$150,675	$ 76,342	$ --	36,500	$36,146
Chief Financial Officer	2003	138,002	51,677	114,800	--	28,513
and Secretary	2002	129,377	28,125	--	--	10,519
_________
(1)	Represents the total value of the award of restricted Common Stock on July 23, 2002 to Mr. Ternes in the amount of 8,400 shares. Mr. Ternes was also awarded 36,000 shares of restricted Common Stock on November 1, 2000. Each award vests ratably over a five-year period. At June 30, 2004, the value of the unvested restricted Common Stock awards was $499,488. Dividends, if any, paid on the restricted Common Stock are accrued and held in arrears until the restricted Common Stock becomes vested.
(2)	Each option granted vests at the rate of 20 percent per annum. Options will become immediately exercisable in the event of a change in control of the Company. Each option was granted under the Company's 1996 Stock Option Plan or the Company's 2003 Stock Option Plan and has an exercise price equal to the fair market value of the Common Stock on the date of the grant. Options granted for 2004 reflect: for Mr. Blunden, 24,000 options were granted on September 24, 2003 and 42,000 options were granted on April 23, 2004; for Ms. Brunner, 4,500 options were granted on September 24, 2003 and 14,000 options were granted on April 23, 2004; for Mr. Fenn, 45,000 options were granted on July 31, 2003, 4,500 options were granted on September 23, 2003 and 14,000 options were granted on April 23, 2004; for Mr. Gale, 4,500 options were granted on September 24, 2003 and 9,500 options were granted on April 23, 2004; for Mr. Ternes, 7,500 options were granted on September 24, 2003 and 29,000 options were granted on April 23, 2004.

(3)	Amounts for 2004 reflect: for Mr. Blunden, supplemental life insurance premium of $11,654, employer contribution to 401(k) Plan of $6,412 and employer contribution to ESOP of $25,022; for Ms. Brunner, employer contribution to 401(k) Plan of $3,691 and employer contribution to ESOP of $19,674; for Mr. Fenn, employer contribution to 401(K) Plan of $2,100 and relocation expenses of $3,500; for Mr. Gale, employer contribution to 401(k) Plan of $6,000 and employer contribution to ESOP of $25,022; and for Mr. Ternes, employer contribution to 401(k) Plan of $5,727 and employer contribution to ESOP of $24,419.
(4)	Mr. Fenn joined the Company effective July 31, 2003.

Option Grants in Last Fiscal Year

        The following table sets forth information concerning the grant of stock options to the Chief Executive Officer and named executive officers during the fiscal year ended June 30, 2004.

Individual Grants
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in Fiscal	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock price Appreciation for Option Term (2)
Name	Granted (1)	Year	(per share)	Date	5%	10%

Craig G. Blunden	24,000	6.25%	$20.23	09/24/13	$305,341	$ 773,794
	42,000	10.93	24.80	04/23/14	655,057	1,660,042

Lilian Brunner	4,500	1.17%	$20.23	09/24/13	$ 57,251	$ 145,086
	14,000	3.64	24.80	04/23/14	218,352	553,347

Thomas "Lee" Fenn	45,000	11.71%	$20.33	07/31/13	$575,344	$1,458,035
	4,500	1.17	20.23	09/24/13	57,251	145,086
	14,000	3.64	24.80	04/23/14	218,352	553,347

Richard L. Gale	4,500	1.17%	$20.23	09/24/13	$ 57,251	$ 145,086
	9,500	2.47	24.80	04/23/14	148,168	375,486

Donavon P. Ternes	7,500	1.95%	$20.23	09/24/13	$ 95,419	$ 241,811
	29,000	7.55	24.80	04/23/14	452,301	1,146,220
_________
(1)	The reported option grants vest at the rate of 20% per annum. Options will become immediately exercisable in the event of a change in control of the Company.
(2)	The dollar gains under these columns result from calculations required by the SEC's rules and are not intended to forecast future price appreciation of the Common Stock of the Company. It is important to note that options have value to the listed executives only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executives to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Common Stock would be approximately $37.06 and $59.01, respectively, as of the expiration of the options.


Option Exercise/Value Table

        The following information with respect to options exercised during the fiscal year ended June 30, 2004, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the named executive officers.

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares Acquired on	Value	at Fiscal Year End(#)		at Fiscal Year End($)(1)
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Craig G. Blunden	--	$ --	230,625	66,000	$3,890,644	$ 82,080
Lilian Brunner	--	--	33,750	18,500	489,375	15,390
Thomas "Lee" Fenn	--	--	--	63,500	--	164,790
Richard L. Gale	--	--	45,000	14,000	759,150	15,390
Donavon P. Ternes	--	--	40,500	63,500	622,485	440,640
_________
(1)	Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2004 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

        The Bank has entered into an employment agreement with Mr. Blunden. The agreement has a term of three years and may be renewed by the Board for an additional year each year unless Mr. Blunden has attained age 62 or the Board or Mr. Blunden have given advance notice of their intention not to extend the term of the agreement. The agreement further provides for a base salary which may not be reduced except as part of a general salary reduction policy for senior executives of the Bank and, at any time, below the initial base salary of the agreement. Mr. Blunden's base salary is subject to annual review by the Board. Mr. Blunden's current base salary under the agreement is $325,000. In the event of a "change of control" of the Bank (as defined below), Mr. Blunden's base salary is fixed as the sum of his then current base salary and any bonuses paid during the 12-month period preceding the change in control. Under the agreement, Mr. Blunden is eligible to participate in all fringe benefit programs available to employees of the Bank as well as any program made available to senior executives of the Bank, including the use of an employer-provided automobile. The agreement also provides for the reimbursement of expenses incurred by Mr. Blunden in the course of his employment.

        In the event of Mr. Blunden's termination without cause by the Bank, the agreement provides for (i) a lump sum payment equal to the discounted present value of the aggregate future base salary payments Mr. Blunden would have received over the then remaining term of the agreement and (ii) the continuation of life and medical insurance at the Bank's expense for Mr. Blunden and his dependents. If Mr. Blunden's employment terminates by reason of his death or disability, the Bank is also obligated to continue life and medical insurance benefits for Mr. Blunden and his dependents, as applicable.

        In the event of Mr. Blunden's termination without cause following a change in control of the Bank, Mr. Blunden is entitled to an additional payment equal to three times the sum of his base salary and bonuses during the 12 months preceding his termination of employment reduced by the value of any other payments made by the Bank by reason of Mr. Blunden's termination without cause. In the event that a change of control of the Bank had occurred on June 30, 2004, based solely on the cash compensation paid to Mr. Blunden during 2004 and excluding the value of any other employee benefits which may be payable, Mr. Blunden would have received a payment of approximately $1,558,515. For purposes of the agreement, "change in control" is defined to mean (i) a change in control of the Bank as determined under applicable regulations of the Office of Thrift Supervision and (ii) a change in the composition of the Board following a merger, consolidation or other business combination involving the Bank such that a majority of the directors of the resulting entity consists of persons who were not directors immediately prior to such transaction.


Post-Retirement Compensation Agreement

        The Bank has entered into a separate post-retirement compensation agreement with Mr. Blunden. The agreement provides that if Mr. Blunden terminates employment with the Bank after attaining age 60, the Bank will provide Mr. Blunden with a monthly benefit for life equal to 50% of his final average monthly salary. For purposes of the agreement, "final average monthly salary" is defined as the average of Mr. Blunden's highest paid 36 consecutive months of employment with the Bank determined by reference to the gross amount of Mr. Blunden's monthly salary excluding bonus and incentive awards, director's fees and accelerated payments of future salary. Assuming that Mr. Blunden's current compensation level was equivalent to his "final average monthly salary," the normal monthly benefit payable under the agreement would be $12,198. Under the agreement, Mr. Blunden may elect to receive the actuarially determined lump sum equivalent of the normal monthly benefit or a joint-and-survivor benefit. Mr. Blunden may also elect to receive an early retirement benefit under the agreement which is reduced proportionately to reflect the number of months then remaining to Mr. Blunden's 60th birthday. However, in the event of Mr. Blunden's termination of employment prior to age 60 by reason of his death or disability, the agreement provides for payment of the normal monthly benefit to Mr. Blunden or his beneficiary. At June 30, 2004, the accrued liability of the Bank with respect to its obligations under the agreement was $1,344,194.

Severance Agreements

        The Company and the Bank have entered into severance agreements with Ms. Brunner and Messrs. Fenn, Gale and Ternes. The agreements have a term of one year, which may be extended for an additional year on the anniversary of the effective date of the agreement by the Board of Directors. The agreements provide that in the event of an involuntary termination of the officer following a change in control of the Company or the Bank, they will be entitled to receive two times their then current base salary. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the officer is assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The Bank or its successor would also be obligated to continue the officer's other employee benefits for a one-year period following termination of employment.

        The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of the Company's common stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation. If a change in control of the Company or the Bank occurred during the fiscal year ending June 30, 2004, based solely on the officer's current salary level and excluding the value of any other employee benefits which may be payable, the officers would receive payment as follows: Ms. Brunner, $239,400; Mr. Fenn, $280,000; Mr. Gale, $199,992; and Mr. Ternes, $315,700.

AUDIT COMMITTEE MATTERS

        Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.


Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended June 30, 2004:

  The Audit Committee has completed its initial review and discussion of the Company's 2004 audited financial statements with management;

  The Audit Committee has discussed with the independent auditor (Deloitte & Touche, LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

  The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

  The Audit Committee has, based on its review and discussions with management of the Company's 2004 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended June 30, 2004 be included in the Company's Annual Report on Form 10-K.

              Audit Committee:                         Joseph P. Barr, Chairman
                                                                      Bruce W. Bennett
                                                                      Debbi H. Guthrie

        Independence and Other Matters. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

COMPENSATION COMMITTEE MATTERS

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

        Report of the Personnel/Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company and the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Company, the Personnel/ Compensation Committee of the Bank (the "Committee"), at the direction of the Board of Directors of the Company, has prepared the following report for inclusion in this proxy statement.

        General. The Personnel/Compensation Committee of the Board of Directors is responsible for establishing and implementing all compensation policies of the Bank and its subsidiaries. The Committee is also responsible for


evaluating the performance of the Chief Executive Officer of the Bank and approving an appropriate compensation level. The Chief Executive Officer evaluates the performance of certain Senior Vice Presidents of the Bank and recommends to the Committee individual compensation levels for approval by the Committee.

        Compensation Policies. The Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. The principal underlying compensation policies are: (1) to attract and retain key executives who are highly qualified and are vital to the long-term success of the Bank and its subsidiaries; (2) to provide levels of compensation competitive with those offered throughout the banking industry; (3) to motivate executives to enhance long-term shareholder value by helping them build their own ownership in the Company; and (4) to integrate the compensation program with the Bank's long-term strategic planning and management process.

        Base Salary. The Bank's current compensation plan involves a combination of salary and bonuses to reward short-term performance, and has included, and, in the future, may include grants of stock options to encourage long-term performance. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. Individual annual performance is reviewed to determine appropriate salary adjustments.

        Annual Incentive Plan. The Annual Incentive Plan is based on annual performance of the Company compared to the business plan and individual performance assessments. The Plan is designed to provide for baseline bonuses up to 50% of salary for the Chief Executive Officer, up to 38% of salary for the Chief Financial Officer, up to 25% of salary for Senior Officers, up to 12% of salary for certain managers, and up to 8% of salary for certain department managers. Actual bonuses may exceed the baseline if the Company performs better than the business plan and/or the individual employee performs better than the baseline performance requirement.

        Long Term Incentive Compensation. The Stock Option Plan is designed to attract and retain qualified personnel and nonemployee directors, to provide such officers, key employees and nonemployee directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company and the Bank and to reward officers and key employees for outstanding performance. Stock options have been granted to key employees of the Company and its subsidiaries, including the Bank. The Stock Option Plan is administered and interpreted by a committee of the Board of Directors. Under the Stock Option Plan, such committee determines which officers and key employees will be granted options, the number of shares subject to each option, and the exercisability of such options. The per share exercise price of an option will equal at least 100% of the fair market value of a share of Common Stock on the date the option is granted.

        Compensation of the Chief Executive Officer. During the fiscal year ended June 30, 2004, the base salary of Craig G. Blunden, President and Chief Executive Officer of the Bank, was $311,252 along with an incentive bonus of $208,253. The Committee believes Mr. Blunden's current compensation is appropriate based on competitive salary surveys and the performance of the Bank.

        The Committee also recommends to the Board of Directors the amount of fees paid for service on the Board. The Committee recommended an increase in Board fees in February 2004.

                        Personnel/Compensation Committee:                     Roy H. Taylor, Chairman
                                                                                                              William E. Thomas

        Compensation Committee Interlocks and Insider Participation. No members of the Personnel/ Compensation Committee were officers or employees of the Company or any of its subsidiaries during the year ended June 30, 2004, were formerly Company officers or had any relationships otherwise requiring disclosure.


Performance Graph

        Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq Bank Index. Total return assumes the reinvestment of all dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN *

300
250
200
150
100
50
PROV
NASDAQ Stock Index
NASDAQ Bank Index
6/30/98
6/30/99
6/30/00
6/30/01
6/30/02
6/30/03
6/30/04

	6/30/98	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03	6/30/04
Provident Financial Holdings, Inc.	$100.00	$ 96.32	$ 67.19	$112.05	$161.83	$214.40	$263.95
Nasdaq Stock Index	100.00	143.60	212.29	115.27	78.52	87.19	109.89
Nasdaq Bank Index	100.00	98.77	81.02	112.51	126.24	128.16	153.60
* Assumes that the value of the investment in the Company's Common Stock and each index was $100 on June 30, 1998 and that all dividends were reinvested.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended June 30, 2004, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

TRANSACTIONS WITH MANAGEMENT

        As required by federal regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (except for loans made pursuant to programs generally available to all employees) and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.

PROPOSAL II - APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

        Deloitte & Touche, LLP served as the Company's independent auditors for the fiscal year ended June 30, 2004. The Audit Committee of the Board of Directors has appointed Deloitte & Touche, LLP as independent auditors for the fiscal year ending June 30, 2005, subject to approval by shareholders. A representative of Deloitte & Touche, LLP will be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement if he or she so desires.

        The following table sets forth the aggregate fees billed to the Company by Deloitte & Touche, LLP for professional services rendered for the fiscal years ended June 30, 2004 and 2003.

	June 30,
	2004	2003
Audit Fees	$165,970	$151,450
Audit-Related Fees	2,400 (1)	-
Tax Fees	36,172	39,750
All Other Fees	-	-
(1)	Includes fees paid to Deloitte & Touche, LLP for consulting on financial accounting/reporting standards and controls.

        The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditors in connection with its annual review of its Charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditors and whether the service could compromise the independence of the independent auditors.


        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

        The Company's 2004 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the Voting Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

        A copy of the Company's Form 10-K for the fiscal year ended June 30, 2004, as filed with the SEC, will be furnished without charge to shareholders of record as of the close of business on the Voting Record Date upon written request to Donavon P. Ternes, Secretary, Provident Financial Holdings, Inc., 3756 Central Avenue, Riverside, California 92506.

SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the Company's Annual Meeting to be held in November 2005 must be received by the Company no later than June 8, 2005 to be considered for inclusion in the proxy materials and form of proxy relating to such Annual Meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        The Company's Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The Company anticipates that, in order to be timely, shareholder nominations or proposals intended to be made at the 2004 Annual Meeting must be made by October 18, 2004. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice.


        The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

                                                                                                BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                /s/ Donavon P. Ternes
                                                                                                DONAVON P. TERNES
                                                                                                Secretary
Riverside, California
October 6, 2004


Appendix A

PROVIDENT FINANCIAL HOLDINGS, INC.

PROVIDENT SAVINGS BANK

AUDIT COMMITTEE CHARTER

The Audit Committee ("Committee") is a committee of directors established by the Board of Directors ("Board") with the mission, authority, organization and responsibilities in accordance with all regulatory requirements, including but not limited to the NASDAQ Rules on Corporate Governance and applicable sections of the Sarbanes-Oxley Act, as follows:

MISSION STATEMENT

The mission of the Committee is to assist the Board in fulfilling its fiduciary responsibilities relating to the quality and integrity of the Company's and its subsidiaries' financial information reporting and related internal control and monitoring systems. Internal controls include, but are not limited to, those controls over financial reporting, regulatory compliance, operations and information systems. To achieve this mission, the Committee will:

  Oversee and appraise the adequacy, objectivity and independence of the internal audit function.

  Maintain open and regular communication between the Board, internal auditors and the independent accountants.

  Perform its responsibilities in an informed and vigilant manner to ensure compliance with laws and regulations.

  Employ such resources in the performance of its duties, including separate legal counsel, as it may deem necessary.

AUTHORITY

The Committee is authorized by the Board to perform its responsibilities.

The Committee is authorized to conduct or authorize investigations into any activity of the Company and its subsidiaries. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in investigations or other responsibilities when deemed necessary.

ORGANIZATION

The Committee shall consist of a Chairman and members who are appointed by the Chairman of the Board and approved by the full board of outside directors. The Committee shall consist of three members who are outside directors. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member must qualify as a "financial expert" in accordance with regulatory requirements and have accounting or related financial management expertise.

A-1


RESPONSIBILITIES

The Committee shall meet at least quarterly to accomplish the responsibilities relative to the following:

A.     The Company's independent accountant

  Recommend to the full Board the appointment, compensation and discharge of the independent accountant. Review the independence, qualifications, engagement letter, audit scope, related services and fees of current or prospective accountants.
  Annually review with management, the Manager of Internal Audit and independent accountant, the Company's audited financial statements and reports regarding the adequacy of the internal control system. Review and consider any significant findings and recommendations. Review management's responses and monitor corrective actions. Meet privately with individuals, as necessary.
  Evaluate management's cooperation with the independent accountants, including their access to all requested records, data and information. Review differences of opinion between the independent accountants and management on accounting issues. Evoke and consider management's opinion of the independent accountant's effectiveness and responsiveness to its needs.

B.     The Company's Internal Audit function

  Participate in the selection of the Manager of Internal Audit.
  Review and approve the Internal Audit Department Charter, Internal Audit plans, programs, policies and procedures. Monitor the department's achievements relative to such documents. Confirm and ensure the independence of the internal auditors.
  Oversee and evaluate the adequacy and effectiveness of the Internal Audit function. Review Internal Audit reports noting any significant findings and recommendations. Review management's responses and monitor corrective actions. Review any differences of opinion encountered that may have impaired the effectiveness of audits performed. The Manager of Internal Audit is encouraged to communicate directly and independently with Committee members regarding unresolved differences of opinion between Internal Audit and management. Evaluate the adequacy of the Internal Audit Department staffing and budget. Participate in the performance evaluation of the Manager of Internal Audit prepared by the Chief Executive Officer.

C.     External Examinations

Review with management and the Manager of Internal Audit any reports and significant findings and recommendations provided by Bank regulators.  Review management's responses and monitor corrective actions.

D.     Whistleblower Hotline

Administer all functions related to the Company's Whistleblower Hotline as required by the Sarbanes-Oxley Act, Section 301(4).

E. General and Administrative

  Inquire of management, the Manager of Internal Audit, and independent accountant about significant risks, exposures or internal control weaknesses. Assess the action taken to minimize such conditions.

A-2


  Assess the integrity of financial reporting on a continual basis through inquiries of management, the Manager of Internal Audit and independent accountant.
  Review with the Manager of Internal Audit and the independent accountant the coordination of efforts to ensure complete audit coverage, reduction of redundant efforts and the effective use of audit resources.
  Monitor the Company's compliance through corporate reporting and inquiries of the Manager of Internal Audit, management and independent accountant relating to legal and regulatory matters.
  Request management or others to attend meetings to provide useful perspectives and pertinent information, as necessary.
  Maintain minutes and other records of meetings and Committee activities. Provide records, when requested, to the independent accountant and Bank regulators.
  The Audit Committee of the Board of Directors shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.
  Ensure the effectiveness of the Committee by expanding the knowledge of its members through continual training and education.
  Perform such additional functions as prudent to fulfill the Committee's responsibilities or as directed by the Board.

A-3


REVOCABLE PROXY
PROVIDENT FINANCIAL HOLDINGS, INC.

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 18, 2004

        The undersigned hereby appoints the Board of Directors of Provident Financial Holdings, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Riverside Art Museum, located at 3425 Mission Inn Avenue, Riverside, California, on Thursday, November 18, 2004, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:

		FOR	WITHHELD

1	The election as director of the nominees	[ ]	[ ]
listed below (except as marked to the
contrary below).

Joseph P. Barr
Bruce W. Bennett
Debbi H. Guthrie

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.

		FOR	AGAINST	ABSTAIN

2	The approval of the appointment of Deloitte &	[ ]	[ ]	[ ]
Touche, LLP as independent auditors for the
fiscal year ending June 30, 2005.

3	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

This proxy also provides voting instructions to the Trustees of the Provident Savings Bank, F.S.B.
Employee Stock Ownership Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated. If any other business is presented at such meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 6, 2004 and the 2004 Annual Report to Shareholders.

Dated:________ , 2004

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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